Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports Third Quarter Net Income of $1.289 Billion

●	Disciplined execution yields solid results in the face of a challenging environment.
●	Customers remain cautious amid ongoing uncertainty.
●	Full-year net income guidance narrowed.

MOLINE, Illinois (August 14, 2025) — Deere & Company reported net income of $1.289 billion for the third quarter ended July 27, 2025, or $4.75 per share, compared with net income of $1.734 billion, or $6.29 per share, for the quarter ended July 28, 2024. For the first nine months of the year, net income attributable to Deere & Company was $3.962 billion, or $14.57 per share, compared with $5.855 billion, or $21.04 per share, for the same period last year.

Worldwide net sales and revenues decreased 9 percent, to $12.018 billion, for the third quarter of 2025 and decreased 18 percent, to $33.290 billion, for nine months. Net sales were $10.357 billion for the quarter and $28.338 billion for nine months, compared with $11.387 billion and $35.484 billion last year, respectively.

“By proactively managing inventory, we’ve matched production to retail demand, enabling our company and dealers to respond swiftly to market shifts and customer needs,” said John May, chairman and CEO of John Deere. “By continuing to address the high levels of used equipment in the industry, we’re building a healthier market for everyone—our customers, our dealers, and our business—even in these challenging times.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2025 is forecasted to be in a range of $4.75 billion to $5.25 billion.

“We remain committed to delivering solutions that address our customers’ current needs while also laying the groundwork for future growth. For example, the increasing utilization and proven in-field effectiveness of advanced technologies—such as See & Spray and Harvest Settings Automation—are empowering customers to improve their productivity and better navigate industry challenges,” May noted. “The positive outcomes we’re enabling reinforce our confidence in Deere’s future despite near-term uncertainty.”

Deere & Company	Third Quarter			Year to Date
$ in millions, except per share amounts	2025	2024	% Change	2025	2024	% Change
Net sales and revenues	$12,018	$13,152	-9%	$33,290	$40,572	-18%
Net income	$1,289	$1,734	-26%	$3,962	$5,855	-32%
Fully diluted EPS	$4.75	$6.29		$14.57	$21.04

All periods presented were affected by special items. See Note 2 of the financial statements for further details. The cost of additional tariffs for each segment is included in the “Production costs” and “Other” categories below.

Production & Precision Agriculture	Third Quarter
$ in millions	2025	2024	% Change
Net sales	$4,273	$5,099	-16%
Operating profit	$580	$1,162	-50%
Operating margin	13.6%	22.8%

Production and precision agriculture sales decreased for the quarter as a result of lower shipment volumes and unfavorable price realization. Operating profit decreased primarily due to lower shipment volumes / sales mix.

Production & Precision Agriculture Operating Profit

Third Quarter 2025 Compared to Third Quarter 2024

$ in millions

Small Agriculture & Turf	Third Quarter
$ in millions	2025	2024	% Change
Net sales	$3,025	$3,053	-1%
Operating profit	$485	$496	-2%
Operating margin	16.0%	16.2%

Small agriculture and turf sales decreased for the quarter as a result of lower shipment volumes, partially offset by favorable currency translation and price realization. Operating profit decreased due to higher tariffs, partially offset by reductions in warranty expenses and lower production costs. The decreased production costs were primarily the result of lower material costs.

Small Agriculture & Turf Operating Profit

Third Quarter 2025 Compared to Third Quarter 2024

$ in millions

Construction & Forestry	Third Quarter
$ in millions	2025	2024	% Change
Net sales	$3,059	$3,235	-5%
Operating profit	$237	$448	-47%
Operating margin	7.7%	13.8%

Construction and forestry sales decreased for the quarter primarily due to unfavorable price realization. Operating profit decreased primarily due to unfavorable price realization and higher production costs caused by higher tariffs, partially offset by favorable product mix.

Construction & Forestry Operating Profit

Third Quarter 2025 Compared to Third Quarter 2024

$ in millions

Financial Services	Third Quarter
$ in millions	2025	2024	% Change
Net income	$205	$153	34%

Financial services net income for the quarter was higher due to a lower provision for credit losses and prior year special items.

Industry Outlook for Fiscal 2025
Agriculture & Turf
U.S. & Canada:
Large Ag	Down ~ 30%
Small Ag & Turf	Down ~ 10%
Europe	Flat to down 5%
South America (Tractors & Combines)	Flat
Asia	Flat to up 5%

Construction & Forestry
U.S. & Canada:
Construction Equipment	Down ~ 10%
Compact Construction Equipment	Flat to down 5%
Global Forestry	Flat to down 5%
Global Roadbuilding	Flat

Deere Segment Outlook for Fiscal 2025		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down 15% to 20%	Down 1.0%	Up 1.0%
Small Ag & Turf	Down ~ 10%	Up 0.5%	Up 0.5%
Construction & Forestry	Down 10% to 15%	~ Flat	Down 2.0%

Financial Services	Net Income	~ $770

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook for Fiscal 2025,” “Deere Segment Outlook for Fiscal 2025,” and “Condensed Notes to Interim Consolidated Financial Statements” relating to future events, expectations, forecasted financial and industry results, future investment and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	government policies and actions with respect to the global trade environment including increased and proposed tariffs announced by the U.S. government, and retaliatory trade regulations;
●	the uncertainty of the company’s ability to sell products domestically or internationally, continue production at certain international facilities, procure raw materials and components, accurately forecast demand and inventory, manage increased costs of production, absorb or pass on increased pricing, accurately predict financial results and industry trends, and remain competitive based on trade actions, policies and general economic uncertainty;
●	the agricultural business cycle, which can be unpredictable and is affected by factors such as world grain stocks, harvest yields, available farm acres, acreage planted, soil conditions, prices for commodities and livestock, input costs, availability of transport for crops as well as adverse macroeconomic conditions, including unemployment, inflation, interest rate volatility, changes in consumer practices due to slower economic growth or a recession and regional or global liquidity constraints;
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for the company’s products and solutions;
●	the company’s ability to adapt in highly competitive markets, including understanding and meeting customers’ changing expectations for products and solutions, including delivery and utilization of precision technology;
●	housing starts and supply, real estate and housing prices, levels of public and non-residential construction, and infrastructure investment;
●	political, economic, and social instability of the geographies in which the company operates, including the ongoing war between Russia and Ukraine and the conflicts in the Middle East;
●	worldwide demand for food and different forms of renewable energy impacting the price of farm commodities and consequently the demand for the company’s equipment;
●	investigations, claims, lawsuits, or other legal proceedings, including the lawsuit filed by the Federal Trade Commission (FTC) and the Attorneys General of the States of Arizona, Illinois, Michigan, Minnesota, and Wisconsin alleging that the company unlawfully withheld self-repair capabilities from farmers and independent repair providers;
●	delays or disruptions in the company’s supply chain;
●	changes in climate patterns, unfavorable weather events, and natural disasters;
●	availability and price of raw materials, components, and whole goods;
●	suppliers’ and manufacturers’ business practices and compliance with applicable laws such as human rights, safety, environmental, and fair wages;
●	loss of or challenges to intellectual property rights;
●	rationalization, restructuring, relocation, expansion and/or reconfiguration of manufacturing and warehouse facilities;
●	the ability to execute business strategies, including the company’s Smart Industrial Operating Model and Leap Ambitions;
●	accurately forecasting customer demand for products and services and adequately managing inventory;

●	dealer practices and their ability to manage new and used inventory, distribute the company’s products, and to provide support and service for precision technology solutions;
●	the ability to realize anticipated benefits of acquisitions and joint ventures, including challenges with successfully integrating operations and internal control processes;
●	negative claims or publicity that damage the company’s reputation or brand;
●	the ability to attract, develop, engage, and retain qualified employees;
●	the impact of workforce reductions on company culture, employee retention and morale, and institutional knowledge;
●	labor relations and contracts, including work stoppages and other disruptions;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the company’s information technology infrastructure and products;
●	leveraging artificial intelligence and machine learning within the company’s business processes;
●	changes to governmental communications channels (radio frequency technology);
●	changes to existing laws and regulations, including the implementation of new, more stringent laws, as well as compliance with a variety of U.S., foreign and international laws, regulations, and policies relating to, but not limited to the following: advertising, anti-bribery and anti-corruption, anti-money laundering, antitrust, consumer finance, cybersecurity, data privacy, encryption, environmental (including climate change and engine emissions), farming, health and safety, foreign exchange controls and cash repatriation restrictions, foreign ownership and investment, human rights, import / export and trade, tariffs, labor and employment, product liability, tax, telematics, and telecommunications;
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy; and
●	warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations because of the deficient operation of the company’s products.

Further information concerning the company or its businesses, including factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

THIRD QUARTER 2025 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Nine Months Ended
	July 27	July 28%		July 27	July 28%
	2025	2024	Change	2025	2024	Change
Net sales and revenues:
Production & precision ag net sales	$4,273	$5,099	-16	$12,571	$16,529	-24
Small ag & turf net sales	3,025	3,053	-1	7,767	8,663	-10
Construction & forestry net sales	3,059	3,235	-5	8,000	10,292	-22
Financial services revenues	1,418	1,489	-5	4,273	4,259
Other revenues	243	276	-12	679	829	-18
Total net sales and revenues	$12,018	$13,152	-9	$33,290	$40,572	-18

Operating profit: *
Production & precision ag	$580	$1,162	-50	$2,066	$3,857	-46
Small ag & turf	485	496	-2	1,182	1,393	-15
Construction & forestry	237	448	-47	681	1,682	-60
Financial services	266	191	+39	740	657	+13
Total operating profit	1,568	2,297	-32	4,669	7,589	-38
Reconciling items **	60	62	-3	198	111	+78
Income taxes	(339)	(625)	-46	(905)	(1,845)	-51
Net income attributable to Deere & Company	$1,289	$1,734	-26	$3,962	$5,855	-32

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit of financial services includes the effect of interest expense and foreign exchange gains and losses.

**     Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Nine Months Ended July 27, 2025 and July 28, 2024

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Nine Months Ended
	2025	2024	2025	2024
Net Sales and Revenues
Net sales	$10,357	$11,387	$28,338	$35,484
Finance and interest income	1,426	1,461	4,233	4,207
Other income	235	304	719	881
Total	12,018	13,152	33,290	40,572

Costs and Expenses
Cost of sales	7,570	7,848	20,215	24,205
Research and development expenses	556	567	1,631	1,664
Selling, administrative and general expenses	1,217	1,278	3,387	3,608
Interest expense	794	840	2,408	2,478
Other operating expenses	281	264	817	930
Total	10,418	10,797	28,458	32,885

Income of Consolidated Group before Income Taxes	1,600	2,355	4,832	7,687
Provision for income taxes	339	625	905	1,845

Income of Consolidated Group	1,261	1,730	3,927	5,842
Equity in income of unconsolidated affiliates	10	1	11	4

Net Income	1,271	1,731	3,938	5,846
Less: Net loss attributable to noncontrolling interests	(18)	(3)	(24)	(9)
Net Income Attributable to Deere & Company	$1,289	$1,734	$3,962	$5,855

Per Share Data
Basic	$4.76	$6.32	$14.61	$21.13
Diluted	4.75	6.29	14.57	21.04
Dividends declared	1.62	1.47	4.86	4.41
Dividends paid	1.62	1.47	4.71	4.29

Average Shares Outstanding
Basic	270.7	274.5	271.1	277.1
Diluted	271.4	275.6	271.9	278.2

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	July 27	October 27	July 28
	2025	2024	2024
Assets
Cash and cash equivalents	$8,580	$7,324	$7,004
Marketable securities	1,407	1,154	1,140
Trade accounts and notes receivable – net	6,103	5,326	7,469
Financing receivables – net	43,930	44,309	43,896
Financing receivables securitized – net	7,948	8,723	8,274
Other receivables	2,826	2,545	2,270
Equipment on operating leases – net	7,512	7,451	7,118
Inventories	7,713	7,093	7,696
Property and equipment – net	7,713	7,580	7,092
Goodwill	4,209	3,959	3,960
Other intangible assets – net	926	999	1,030
Retirement benefits	3,182	2,921	3,126
Deferred income taxes	2,209	2,086	1,898
Other assets	3,559	2,906	2,903
Assets held for sale		2,944	2,965
Total Assets	$107,817	$107,320	$107,841

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$14,607	$13,533	$15,294
Short-term securitization borrowings	7,610	8,431	7,869
Accounts payable and accrued expenses	13,582	14,543	14,397
Deferred income taxes	489	478	481
Long-term borrowings	44,429	43,229	42,692
Retirement benefits and other liabilities	1,836	2,354	2,156
Liabilities held for sale		1,827	1,803
Total liabilities	82,553	84,395	84,692

Redeemable noncontrolling interest	84	82	84

Stockholders’ Equity
Total Deere & Company stockholders’ equity	25,175	22,836	23,062
Noncontrolling interests	5	7	3
Total stockholders’ equity	25,180	22,843	23,065
Total Liabilities and Stockholders’ Equity	$107,817	$107,320	$107,841

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Nine Months Ended July 27, 2025 and July 28, 2024

(In millions of dollars) Unaudited

	2025	2024
Cash Flows from Operating Activities
Net income	$3,938	$5,846
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	258	222
Provision for depreciation and amortization	1,668	1,598
Impairments and other adjustments	29	53
Share-based compensation expense	104	159
Credit for deferred income taxes	(102)	(125)
Changes in assets and liabilities:
Receivables related to sales	(494)	(2,446)
Inventories	(526)	234
Accounts payable and accrued expenses	(717)	(1,015)
Accrued income taxes payable/receivable	(147)	31
Retirement benefits	(813)	(246)
Other	266	(172)
Net cash provided by operating activities	3,464	4,139

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	19,712	19,143
Proceeds from maturities and sales of marketable securities	359	333
Proceeds from sales of equipment on operating leases	1,408	1,451
Cost of receivables acquired (excluding receivables related to sales)	(18,962)	(21,113)
Acquisitions of businesses, net of cash acquired	(89)
Purchases of marketable securities	(598)	(572)
Purchases of property and equipment	(852)	(1,043)
Cost of equipment on operating leases acquired	(2,009)	(2,165)
Collections of receivables from unconsolidated affiliates	334
Collateral on derivatives – net	127	390
Other	(231)	(95)
Net cash used for investing activities	(801)	(3,671)

Cash Flows from Financing Activities
Net payments in short-term borrowings (original maturities three months or less)	(2,060)	(992)
Proceeds from borrowings issued (original maturities greater than three months)	10,707	15,512
Payments of borrowings (original maturities greater than three months)	(7,743)	(10,792)
Repurchases of common stock	(1,136)	(3,227)
Dividends paid	(1,282)	(1,202)
Other	(43)	(88)
Net cash used for financing activities	(1,557)	(789)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	108	(6)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	1,214	(327)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	7,633	7,620
Cash, Cash Equivalents, and Restricted Cash at End of Period	$8,847	$7,293

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited
(1)	Acquisitions

In 2025, the company acquired businesses to advance the capabilities of the company’s existing technology offerings, providing customers with a more comprehensive set of tools to generate and use data to make decisions that improve profitability, efficiency, and sustainability. The combined cost of these acquisitions was $89 million, net of cash acquired. The businesses were assigned to the production and precision agriculture and construction and forestry segments. Most of the purchase price for these acquisitions was allocated to goodwill and intangible assets.

(2)	Special Items

Impairment

In the third quarter of 2025, the company recorded a non-cash charge of $61 million pretax ($49 million after-tax), primarily related to the trade name and customer relationship assets of external overseas battery operations. Of this amount, $53 million was recorded in “Selling, administrative and general expenses” and $8 million in “Cost of sales.” This is presented in “Impairments and other adjustments” in the statements of consolidated cash flows. The impairment resulted from slowing external demand for batteries, which indicated that it is probable future cash flows would not cover the carrying value of the assets.

Discrete Tax Items

In the first quarter of 2025, the company recorded favorable net discrete tax items primarily due to tax benefits of $110 million related to the realization of foreign net operating losses from the consolidation of certain subsidiaries and $53 million from an adjustment to an uncertain tax position of a foreign subsidiary.

Banco John Deere S.A.

In 2024, the company entered into an agreement with a Brazilian bank, Banco Bradesco S.A. (Bradesco), for Bradesco to invest and become 50% owner of the company’s wholly-owned subsidiary in Brazil, Banco John Deere S.A. (BJD). BJD finances retail and wholesale loans for agricultural, construction, and forestry equipment. The transaction is intended to reduce the company’s incremental risk as it continues to grow in the Brazilian market. The company deconsolidated BJD upon completion of the transaction in February 2025. The company accounts for its investment in BJD using the equity method of accounting and results of its operations are reported in “Equity in income of unconsolidated affiliates” within the financial services segment. The company reports investments in unconsolidated affiliates and receivables from unconsolidated affiliates in “Other assets” and “Other receivables,” respectively.

BJD was reclassified as held for sale in the third quarter of 2024, resulting in a net loss of $15 million pretax and after-tax due to the establishment of a $53 million valuation allowance on the assets held for sale and a $38 million reversal of allowance for credit losses. In the first quarter of 2025, a gain of $32 million pretax and after-tax was recorded in “Selling, administrative and general expenses” related to a decrease in valuation allowance. This is presented in “Impairments and other adjustments” in the statements of consolidated cash flows. No significant gain or loss was recognized upon completion of the transaction. The equity interest in BJD was valued at $362 million at the deconsolidation date.

Employee-Separation Programs

In the third quarter of 2024, the company implemented employee-separation programs for the company’s salaried workforce in several geographic areas, including the United States, Europe, Asia, and Latin America. The programs’ main purpose was to help meet the company’s strategic priorities while reducing overlap and redundancy in roles and responsibilities. The programs were largely involuntary in nature with the expense recorded when management committed to a plan, the plan was communicated to the employees, and the employees were not required to provide service beyond the legal notification period. For the limited voluntary employee-separation programs, the expense was recorded in the period in which the employee irrevocably accepted a separation offer.

The expenses for the three months and nine months ended July 28, 2024 were recorded in millions of dollars as follows:

	PPA	SAT	CF	FS	Total
Employee-Separation Programs:
Cost of sales	$18	$9	$8		$35
Research and development expenses	19	6	1		26
Selling, administrative and general expenses	25	14	11	$9	59
Total operating profit decrease	$62	$29	$20	$9	120
Non-operating profit expenses*					4
Total					$124

*    Relates primarily to corporate expenses.

Summary of 2025 and 2024 Special Items

The following table summarizes the operating profit impact of the special items recorded in millions of dollars for the three months and nine months ended July 27, 2025 and July 28, 2024.

	Three Months					Nine Months
	PPA	SAT	CF	FS	Total	PPA	SAT	CF	FS	Total
2025 Expense (benefit):
Impairment	$28	$17	$16		$61	$28	$17	$16		$61
BJD measurement									$(32)	(32)
Total expense (benefit)	28	17	16		61	28	17	16	(32)	29

2024 Expense:
BJD measurement				$15	15				15	15
Employee-separation programs	62	29	20	9	120	62	29	20	9	120
Total expense	62	29	20	24	135	62	29	20	24	135

Period over period change	$(34)	$(12)	$(4)	$(24)	$(74)	$(34)	$(12)	$(4)	$(56)	$(106)

(3)	The consolidated financial statements represent the consolidation of all the company’s subsidiaries. The supplemental consolidating data in Note 4 to the financial statements is presented for informational purposes. Equipment operations represent the enterprise without financial services. Equipment operations include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within financial services. Transactions between the equipment operations and financial services have been eliminated to arrive at the consolidated financial statements.

DEERE & COMPANY

(4) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended July 27, 2025 and July 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Net Sales and Revenues
Net sales	$10,357	$11,387					$10,357	$11,387
Finance and interest income	133	155	$1,433	$1,537	$(140)	$(231)	1,426	1,461	[1]
Other income	190	246	111	130	(66)	(72)	235	304	[2,3,4]
Total	10,680	11,788	1,544	1,667	(206)	(303)	12,018	13,152

Costs and Expenses
Cost of sales	7,578	7,855			(8)	(7)	7,570	7,848	[4]
Research and development expenses	556	567					556	567
Selling, administrative and general expenses	999	962	220	318	(2)	(2)	1,217	1,278	[4]
Interest expense	102	91	720	812	(28)	(63)	794	840	[1]
Interest compensation to Financial Services	112	168			(112)	(168)			[1]
Other operating expenses	(8)	(16)	345	343	(56)	(63)	281	264	[3,4,5]
Total	9,339	9,627	1,285	1,473	(206)	(303)	10,418	10,797

Income before Income Taxes	1,341	2,161	259	194			1,600	2,355
Provision for income taxes	274	583	65	42			339	625

Income after Income Taxes	1,067	1,578	194	152			1,261	1,730
Equity in income (loss) of unconsolidated affiliates	(1)		11	1			10	1

Net Income	1,066	1,578	205	153			1,271	1,731
Less: Net loss attributable to noncontrolling interests	(18)	(3)					(18)	(3)
Net Income Attributable to Deere & Company	$1,084	$1,581	$205	$153			$1,289	$1,734

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and financial services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of financial services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Nine Months Ended July 27, 2025 and July 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Net Sales and Revenues
Net sales	$28,338	$35,484					$28,338	$35,484
Finance and interest income	351	441	$4,268	$4,466	$(386)	$(700)	4,233	4,207	[1]
Other income	580	732	350	341	(211)	(192)	719	881	[2,3,4]
Total	29,269	36,657	4,618	4,807	(597)	(892)	33,290	40,572

Costs and Expenses
Cost of sales	20,239	24,226			(24)	(21)	20,215	24,205	[4]
Research and development expenses	1,631	1,664					1,631	1,664
Selling, administrative and general expenses	2,761	2,844	632	771	(6)	(7)	3,387	3,608	[4]
Interest expense	282	314	2,206	2,354	(80)	(190)	2,408	2,478	[1]
Interest compensation to Financial Services	306	510			(306)	(510)			[1]
Other operating expenses	(47)	76	1,045	1,018	(181)	(164)	817	930	[3,4,5]
Total	25,172	29,634	3,883	4,143	(597)	(892)	28,458	32,885

Income before Income Taxes	4,097	7,023	735	664			4,832	7,687
Provision for income taxes	752	1,700	153	145			905	1,845

Income after Income Taxes	3,345	5,323	582	519			3,927	5,842
Equity in income (loss) of unconsolidated affiliates	(4)		15	4			11	4

Net Income	3,341	5,323	597	523			3,938	5,846
Less: Net loss attributable to noncontrolling interests	(24)	(9)					(24)	(9)
Net Income Attributable to Deere & Company	$3,365	$5,332	$597	$523			$3,962	$5,855

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and financial services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of financial services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	July 27	Oct 27	July 28	July 27	Oct 27	July 28	July 27	Oct 27	July 28	July 27	Oct 27	July 28
	2025	2024	2024	2025	2024	2024	2025	2024	2024	2025	2024	2024
Assets
Cash and cash equivalents	$6,641	$5,615	$5,385	$1,939	$1,709	$1,619				$8,580	$7,324	$7,004
Marketable securities	240	125	155	1,167	1,029	985				1,407	1,154	1,140
Receivables from Financial Services	3,649	3,043	3,951				$(3,649)	$(3,043)	$(3,951)				[6]
Trade accounts and notes receivable – net	1,335	1,257	1,150	7,064	6,225	8,890	(2,296)	(2,156)	(2,571)	6,103	5,326	7,469	[7]
Financing receivables – net	84	78	82	43,846	44,231	43,814				43,930	44,309	43,896
Financing receivables securitized – net	1	2	2	7,947	8,721	8,272				7,948	8,723	8,274
Other receivables	2,013	2,193	1,821	867	427	494	(54)	(75)	(45)	2,826	2,545	2,270	[7]
Equipment on operating leases – net				7,512	7,451	7,118				7,512	7,451	7,118
Inventories	7,713	7,093	7,696							7,713	7,093	7,696
Property and equipment – net	7,680	7,546	7,058	33	34	34				7,713	7,580	7,092
Goodwill	4,209	3,959	3,960							4,209	3,959	3,960
Other intangible assets – net	926	999	1,030							926	999	1,030
Retirement benefits	3,092	2,839	3,047	92	83	80	(2)	(1)	(1)	3,182	2,921	3,126	[8]
Deferred income taxes	2,471	2,262	2,192	44	43	35	(306)	(219)	(329)	2,209	2,086	1,898	[9]
Other assets	2,357	2,194	2,236	1,211	715	675	(9)	(3)	(8)	3,559	2,906	2,903
Assets held for sale					2,944	2,965					2,944	2,965
Total Assets	$42,411	$39,205	$39,765	$71,722	$73,612	$74,981	$(6,316)	$(5,497)	$(6,905)	$107,817	$107,320	$107,841

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$461	$911	$983	$14,146	$12,622	$14,311				$14,607	$13,533	$15,294
Short-term securitization borrowings		2	1	7,610	8,429	7,868				7,610	8,431	7,869
Payables to Equipment Operations				3,649	3,043	3,951	$(3,649)	$(3,043)	$(3,951)				[6]
Accounts payable and accrued expenses	12,795	13,534	13,880	3,146	3,243	3,141	(2,359)	(2,234)	(2,624)	13,582	14,543	14,397	[7]
Deferred income taxes	393	434	420	402	263	390	(306)	(219)	(329)	489	478	481	[9]
Long-term borrowings	8,789	6,603	6,592	35,640	36,626	36,100				44,429	43,229	42,692
Retirement benefits and other liabilities	1,767	2,250	2,048	71	105	109	(2)	(1)	(1)	1,836	2,354	2,156	[8]
Liabilities held for sale					1,827	1,803					1,827	1,803
Total liabilities	24,205	23,734	23,924	64,664	66,158	67,673	(6,316)	(5,497)	(6,905)	82,553	84,395	84,692

Redeemable noncontrolling interest	84	82	84							84	82	84

Stockholders’ Equity
Total Deere & Company stockholders’ equity	25,175	22,836	23,062	7,058	7,454	7,308	(7,058)	(7,454)	(7,308)	25,175	22,836	23,062	[10]
Noncontrolling interests	5	7	3							5	7	3
Financial Services’ equity	(7,058)	(7,454)	(7,308)				7,058	7,454	7,308				[10]
Adjusted total stockholders’ equity	18,122	15,389	15,757	7,058	7,454	7,308				25,180	22,843	23,065
Total Liabilities and Stockholders’ Equity	$42,411	$39,205	$39,765	$71,722	$73,612	$74,981	$(6,316)	$(5,497)	$(6,905)	$107,817	$107,320	$107,841

6 Elimination of receivables / payables between equipment operations and financial services.

7 Primarily reclassification of sales incentive accruals on receivables sold to financial services.

8 Reclassification of net pension assets / liabilities.

9 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of financial services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Nine Months Ended July 27, 2025 and July 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Cash Flows from Operating Activities
Net income	$3,341	$5,323	$597	$523			$3,938	$5,846
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	18	10	240	212			258	222
Provision for depreciation and amortization	965	932	804	773	$(101)	$(107)	1,668	1,598	[11]
Impairments and other adjustments	61		(32)	53			29	53
Share-based compensation expense					104	159	104	159	[12]
Distributed earnings of Financial Services	1,066	250			(1,066)	(250)			[13]
Provision (credit) for deferred income taxes	(242)	(49)	140	(76)			(102)	(125)
Changes in assets and liabilities:
Receivables related to sales	(66)	106			(428)	(2,552)	(494)	(2,446)	[14,16]
Inventories	(423)	391			(103)	(157)	(526)	234	[15]
Accounts payable and accrued expenses	(646)	(924)	69	212	(140)	(303)	(717)	(1,015)	[16]
Accrued income taxes payable/receivable	(89)	13	(58)	18			(147)	31
Retirement benefits	(770)	(241)	(43)	(5)			(813)	(246)
Other	123	(109)	182	44	(39)	(107)	266	(172)	[11,12,15]
Net cash provided by operating activities	3,338	5,702	1,899	1,754	(1,773)	(3,317)	3,464	4,139

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			20,178	19,826	(466)	(683)	19,712	19,143	[14]
Proceeds from maturities and sales of marketable securities	27	56	332	277			359	333
Proceeds from sales of equipment on operating leases			1,408	1,451			1,408	1,451
Cost of receivables acquired (excluding receivables related to sales)			(19,189)	(21,395)	227	282	(18,962)	(21,113)	[14]
Acquisitions of businesses, net of cash acquired	(89)						(89)
Purchases of marketable securities	(133)	(220)	(465)	(352)			(598)	(572)
Purchases of property and equipment	(851)	(1,041)	(1)	(2)			(852)	(1,043)
Cost of equipment on operating leases acquired			(2,148)	(2,377)	139	212	(2,009)	(2,165)	[15]
Decrease in investment in Financial Services		11				(11)			[17]
Increase in trade and wholesale receivables			(807)	(3,255)	807	3,255			[14]
Collections of receivables from unconsolidated affiliates	189		145				334
Collateral on derivatives – net	4		123	390			127	390
Other	(75)	(88)	(156)	(8)		1	(231)	(95)
Net cash used for investing activities	(928)	(1,282)	(580)	(5,445)	707	3,056	(801)	(3,671)

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	294	81	(2,354)	(1,073)			(2,060)	(992)
Change in intercompany receivables/payables	(660)	558	660	(558)
Proceeds from borrowings issued (original maturities greater than three months)	2,188	115	8,519	15,397			10,707	15,512
Payments of borrowings (original maturities greater than three months)	(863)	(1,061)	(6,880)	(9,731)			(7,743)	(10,792)
Repurchases of common stock	(1,136)	(3,227)					(1,136)	(3,227)
Capital returned to Equipment Operations				(11)		11			[17]
Dividends paid	(1,282)	(1,202)	(1,066)	(250)	1,066	250	(1,282)	(1,202)	[13]
Other	(25)	(37)	(18)	(51)			(43)	(88)
Net cash provided by (used for) financing activities	(1,484)	(4,773)	(1,139)	3,723	1,066	261	(1,557)	(789)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	96	12	12	(18)			108	(6)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	1,022	(341)	192	14			1,214	(327)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	5,643	5,755	1,990	1,865			7,633	7,620
Cash, Cash Equivalents, and Restricted Cash at End of Period	$6,665	$5,414	$2,182	$1,879			$8,847	$7,293

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from financial services to the equipment operations, which are included in the equipment operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to financial services.

17 Elimination of change in investment from equipment operations to financial services.